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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


      Date of Report (Date of earliest event reported):    April 17, 2001

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     001-15323                  31-0738296
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            1 Bank One Plaza, Chicago, IL                    60670
       (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code:   312-732-4000

Item 5.  Other Events and Regulation FD Disclosure
------

     On April 17, 2001, the Registrant issued a press release announcing its 2001 first quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number      Description of Exhibits
     --------------      -----------------------

     99(a) Registrant's April 17, 2001 Press Release announcing its 2001 first quarter earnings.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BANK ONE CORPORATION
                                         (Registrant)


Date:  April 17, 2001                By:     /s/ Charles W. Scharf
      ----------------                       -------------------------------
                                     Title:  Chief Financial Officer

                                     -2-

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                                 EXHIBIT INDEX



Exhibit Number      Description of Exhibits
--------------      -----------------------

99(a) Registrant's April 17, 2001 Press Release announcing its 2001 first quarter earnings.

                                      -3-